UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 25, 2005
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)	85004-4545 (Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

     On February 23, 2005, the Board of Directors approved resolutions, effective immediately, to amend the form of the Restricted Stock Agreement for executives of Viad Corp and to adopt a form of Restricted Stock Agreement for Outside Directors of Viad Corp. Both such actions were pursuant to the 1997 Viad Corp Omnibus Incentive Plan. Copies of the form of the Restricted Stock Agreement for executives and the Restricted Stock Agreement for Outside Directors are attached hereto as Exhibit 10.A and 10.B, respectively, and are incorporated by reference herein.

     A summary of the compensation program for non-employee directors is attached hereto as Exhibit 10.C and is incorporated by reference herein.

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

     (d) Appointment of New Director.

     On February 23, 2005, the Board of Directors elected Daniel Boggan, Jr. as a new director and appointed him to the Corporate Governance and Nominating Committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 23, 2005, the Board of Directors approved a resolution, effective immediately, to amend Section 6.5 of the Bylaws of the Corporation (to make the Bylaws consistent with the Audit Committee charter) to provide that the independent certified public accountants that are selected to audit the accounts, books and records of the Corporation be appointed by the Audit Committee. The Bylaws as amended are attached hereto as Exhibit 3 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

     (c)   Exhibits.

3	Copy of Bylaws of Viad Corp, as amended through February 23, 2005.

10.A	Copy of form of Restricted Stock Agreement for Executives, as amended February 23, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.B	Copy of form of Restricted Stock Agreement for Outside Directors, as adopted February 23, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.C	Summary of compensation program of non-employee directors of Viad Corp as of February 23, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

February 25, 2005	By /s/ G. Michael Latta G. Michael Latta Vice President — Controller (Chief Accounting Officer and Authorized Signer)

Exhibit Index

3	Copy of Bylaws of Viad Corp, as amended through February 23, 2005.

10.A	Copy of form of Restricted Stock Agreement for Executives, as amended February 23, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.B	Copy of form of Restricted Stock Agreement for Outside Directors, as adopted February 23, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.C	Summary of compensation program of non-employee directors of Viad Corp as of February 23, 2005.